                                                Exhibit 24


                           RUBBERMAID INCORPORATED



                              POWER OF ATTORNEY




        The undersigned, a director of Rubbermaid Incorporated, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 to effect the registration of securities pursuant to and in connection with the Rubbermaid Incorporated Amended 1989 Restricted Stock Incentive and Option Plan, hereby constitutes and appoints James A. Morgan, Martin J. Degnan and George C. Weigand, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place, and stead of the undersigned, to sign and file the proposed registration statement and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

        IN WITNESS WHEREOF, The undersigned has hereunto set his or her hand as of June 27, 1994.





                                                /s/ Tom H. Barrett
                                                ---------------------------

                           RUBBERMAID INCORPORATED



                              POWER OF ATTORNEY




        The undersigned, a director of Rubbermaid Incorporated, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 to effect the registration of securities pursuant to and in connection with the Rubbermaid Incorporated Amended 1989 Restricted Stock Incentive and Option Plan, hereby constitutes and appoints James A. Morgan, Martin J. Degnan and George C. Weigand, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place, and stead of the undersigned, to sign and file the proposed registration statement and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

        IN WITNESS WHEREOF, The undersigned has hereunto set his or her hand as of June 27, 1994.





                                                /s/ Charles A. Carroll
                                                ---------------------------

                           RUBBERMAID INCORPORATED



                              POWER OF ATTORNEY




        The undersigned, a director of Rubbermaid Incorporated, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 to effect the registration of securities pursuant to and in connection with the Rubbermaid Incorporated Amended 1989 Restricted Stock Incentive and Option Plan, hereby constitutes and appoints James A. Morgan, Martin J. Degnan and George C. Weigand, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place, and stead of the undersigned, to sign and file the proposed registration statement and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

        IN WITNESS WHEREOF, The undersigned has hereunto set his or her hand as of June 27, 1994.





                                                /s/ Zoe Coulson
                                                ---------------------------

                           RUBBERMAID INCORPORATED



                              POWER OF ATTORNEY




        The undersigned, a director of Rubbermaid Incorporated, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 to effect the registration of securities pursuant to and in connection with the Rubbermaid Incorporated Amended 1989 Restricted Stock Incentive and Option Plan, hereby constitutes and appoints James A. Morgan, Martin J. Degnan and George C. Weigand, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place, and stead of the undersigned, to sign and file the proposed registration statement and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

        IN WITNESS WHEREOF, The undersigned has hereunto set his or her hand as of June 27, 1994.





                                                /s/ Robert O. Ebert
                                                ---------------------------

                           RUBBERMAID INCORPORATED



                              POWER OF ATTORNEY




        The undersigned, a director of Rubbermaid Incorporated, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 to effect the registration of securities pursuant to and in connection with the Rubbermaid Incorporated Amended 1989 Restricted Stock Incentive and Option Plan, hereby constitutes and appoints James A. Morgan, Martin J. Degnan and George C. Weigand, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place, and stead of the undersigned, to sign and file the proposed registration statement and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

        IN WITNESS WHEREOF, The undersigned has hereunto set his or her hand as of June 27, 1994.





                                                /s/ Stanley C. Gault
                                                ---------------------------

                           RUBBERMAID INCORPORATED



                              POWER OF ATTORNEY




        The undersigned, a director of Rubbermaid Incorporated, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 to effect the registration of securities pursuant to and in connection with the Rubbermaid Incorporated Amended 1989 Restricted Stock Incentive and Option Plan, hereby constitutes and appoints James A. Morgan, Martin J. Degnan and George C. Weigand, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place, and stead of the undersigned, to sign and file the proposed registration statement and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

        IN WITNESS WHEREOF, The undersigned has hereunto set his or her hand as of June 27, 1994.





                                                /s/ Robert M. Gerrity
                                                ---------------------------

                           RUBBERMAID INCORPORATED



                              POWER OF ATTORNEY




        The undersigned, a director of Rubbermaid Incorporated, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 to effect the registration of securities pursuant to and in connection with the Rubbermaid Incorporated Amended 1989 Restricted Stock Incentive and Option Plan, hereby constitutes and appoints James A. Morgan, Martin J. Degnan and George C. Weigand, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place, and stead of the undersigned, to sign and file the proposed registration statement and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

        IN WITNESS WHEREOF, The undersigned has hereunto set his or her hand as of June 27, 1994.





                                                /s/ Karen N. Horn
                                                ---------------------------

                           RUBBERMAID INCORPORATED



                              POWER OF ATTORNEY




        The undersigned, a director of Rubbermaid Incorporated, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 to effect the registration of securities pursuant to and in connection with the Rubbermaid Incorporated Amended 1989 Restricted Stock Incentive and Option Plan, hereby constitutes and appoints James A. Morgan, Martin J. Degnan and George C. Weigand, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place, and stead of the undersigned, to sign and file the proposed registration statement and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

        IN WITNESS WHEREOF, The undersigned has hereunto set his or her hand as of June 27, 1994.





                                                /s/ William D. Marohn
                                                ---------------------------

                           RUBBERMAID INCORPORATED



                              POWER OF ATTORNEY




        The undersigned, a director of Rubbermaid Incorporated, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 to effect the registration of securities pursuant to and in connection with the Rubbermaid Incorporated Amended 1989 Restricted Stock Incentive and Option Plan, hereby constitutes and appoints James A. Morgan, Martin J. Degnan and George C. Weigand, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place, and stead of the undersigned, to sign and file the proposed registration statement and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

        IN WITNESS WHEREOF, The undersigned has hereunto set his or her hand as of June 27, 1994.





                                                /s/ Steven A. Minter
                                                ---------------------------

                           RUBBERMAID INCORPORATED



                              POWER OF ATTORNEY




        The undersigned, a director of Rubbermaid Incorporated, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 to effect the registration of securities pursuant to and in connection with the Rubbermaid Incorporated Amended 1989 Restricted Stock Incentive and Option Plan, hereby constitutes and appoints James A. Morgan, Martin J. Degnan and George C. Weigand, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place, and stead of the undersigned, to sign and file the proposed registration statement and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

        IN WITNESS WHEREOF, The undersigned has hereunto set his or her hand as of June 27, 1994.





                                                /s/ Jan Nicholson
                                                ---------------------------

                           RUBBERMAID INCORPORATED



                              POWER OF ATTORNEY




        The undersigned, a director of Rubbermaid Incorporated, an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 to effect the registration of securities pursuant to and in connection with the Rubbermaid Incorporated Amended 1989 Restricted Stock Incentive and Option Plan, hereby constitutes and appoints James A. Morgan, Martin J. Degnan and George C. Weigand, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name, place, and stead of the undersigned, to sign and file the proposed registration statement and any and all amendments, post-effective amendments, and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

        IN WITNESS WHEREOF, The undersigned has hereunto set his or her hand as of June 27, 1994.





                                                /s/ Paul G. Schloemer
                                                ---------------------------